UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
    (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
    (Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:     August 31
Date of reporting period:  August 31, 2010

ITEM 1.          REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

August 31, 2010

Annual
Report

Western Asset
Money Market Fund

Western Asset
Government Money
Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II | Legg Mason Partners Money Market Trust

Funds’ objective

Each Fund seeks maximum current income and preservation of capital.

Letter from the chairman

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Money Market Fund and Western Asset Government Money Market Fund for the twelve-month reporting period ended August 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice
The Board of Trustees of Western Asset Money Market Fund (the “Fund”) approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation of the Fund will occur no later than June 30, 2012. The liquidation of the Fund will occur in multiple stages, commencing with Class I shares, which were liquidated as of close of business on August 27, 2010.

It is expected that all share classes of the Fund, other than Class I, will continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund until final liquidation. The Fund is closed to new investors. Fund shareholders were previously provided with additional information relating to the liquidation, including possible tax consequences to shareholders.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 24, 2010

Legg Mason Partners Money Market Trust | III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the twelve months ended August 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed

IV | Legg Mason Partners Money Market Trust

Investment commentary (cont’d)

announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationviTreasuries during the first eight months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. However, there was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended August 31, 2010. When the period began, two- and ten-year Treasury yields were 0.97% and 3.40%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on August 31, 2010, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively — their lows for the reporting period. With the Fed keeping the federal funds rate at a historical low, the yields available from money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 30, 2010

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners Money MarketTrust 2010 Annual Report | 1

Funds’ overview

Q. What is each Fund’s investment strategy?

A. Western Asset Money Market Fund (the “Money Market Fund”) seeks maximum current income and preservation of capital. The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. The Fund may invest in all types of money market instruments, including bank obligations, commercial paper, asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, foreign governments and U.S. states and municipalities.

Western Asset Government Money Market Fund (the “Government Money Market”) seeks maximum current income and preservation of capital. The Fund invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the Fund invests in U.S. government obligations, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

At Western Asset Management Company (“Western Asset”), the Funds’ subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Economic data in the first half of the reporting period remained supportive of an economic recovery. During the fourth quarter of 2009, U.S. gross domestic product (“GDP”)[i] grew at a robust 5.0% pace. Short-term yields declined modestly through the end of the calendar year as liquidity conditions improved. GDP then expanded 3.7% in the first quarter of 2010. The functioning of financial markets improved and the Federal Reserve Board (“Fed”)ii ended its lending facilities that were initially created to provide liquidity in the aftermath of the credit crisis. While the Fed continued to reiterate the need to keep interest rates low for an extended period, market participants were optimistic that as the recovery gained momentum, sometime in the near future the Fed would begin to gradually remove some policy accommodation.

In early May 2010, speculation regarding the financial health of various European nations caused turmoil in the debt markets. Liquidity conditions tightened, a “flight to quality” caused Treasury yields to decline and short-term interbank rates rose sharply. European policy makers, along with the support of the Fed and other major central banks, announced a loan package to help with sovereign debt concerns, which gradually brought relief to the markets.

More recently, various economic reports were weaker than economists’ estimates, particularly those surrounding the housing and labor markets. This, in turn, led to concerns over the potential for a double-dip recession. The slowdown in the pace of the recovery reinforced the view that the Fed would maintain their current policy stance until well into 2011.

Given continued historically low short-term interest rates, the yields available from money market securities remained very low during the fiscal year.

Q. How did we respond to these changing market conditions?

A. In the Money Market Fund, for much of the reporting period, we maintained a long average maturity, but when conditions warranted, we took a more guarded maturity posture. We looked to maintain a high degree of liquidity through the purchase of U.S. Treasuries and/or government agencies and, given prevailing financial conditions, we remained selective in our exposure to various countries and particular credits.

2 | Legg Mason Partners Money MarketTrust 2010 Annual Report

Funds’ overview (cont’d)

For the Government Money Market Fund, throughout much of the reporting period, we maintained a more neutral average maturity stance. A decrease in the supply, coupled with strong demand for high-quality obligations, helped to keep government agencies trading in a narrow range with their yields low. We maintained a portion of the portfolio in U.S. Treasuries as spreads between agency discount notes and U.S. Treasury bills remained particularly tight.

Performance review

Money Market Fund
As of August 31, 2010, the seven-day current yield for Class A shares of the Money Market Fund was 0.06% and the seven-day effective yield, which reflects compounding, was 0.06%.1

Government Money Market Fund
As of August 31, 2010, the seven-day current yield for Class A shares of the Government Money Market Fund was 0.06% and the seven-day effective yield, which reflects compounding, was 0.06%.1

Legg Mason Partners Money Market Trust Yields as of August 31, 2010 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Money Market Fund:

Class A	0.06%	0.06%

Class B	0.01%	0.01%

Class C	0.01%	0.01%

Government Money Market Fund:

Class A	0.06%	0.06%

Class I	0.03%	0.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Class A shares of the Money Market Fund would have been -0.13%; the seven-day current yield and the seven-day effective yield for Class B shares of the Money Market Fund would have been -0.70%; the seven-day current yield and the seven-day effective yield for Class C shares of the Money Market Fund would have been -0.65%; the seven-day current yield and the seven-day effective yield for Class A shares of the Government Money Market Fund would have been -0.23%; and the seven-day current yield and the seven-day effective yield for Class I shares of the Government Money Market Fund would have been -0.18%.

An investment in the Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Q. What were the most significant factors affecting Fund performance?

A. Over the reporting period, the U.S. economic recovery remained modest and the exceptionally low interest rate environment helped to make conditions challenging. Increased volatility and fragile financial conditions, at times, put pressure on funding costs and liquidity conditions.

Given the prevailing financial conditions, particularly earlier in 2010, credit selection remained prominent in the Money Market Fund. We maintained a high degree of liquidity by way of emphasizing U.S. Treasuries and/or government agencies.

In the Government Money Market Fund, high-quality liquid investments, such as U.S. Treasuries and government agencies, remained in strong demand.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Legg Mason Partners Money MarketTrust 2010 Annual Report | 3

Thank you for your investment in the Money Market Fund and the Government Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Funds’ investment goals.

Sincerely,

Western Asset Management Company

September 14, 2010

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Funds. Please see the Funds’ prospectus for more information on these and other risks.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4 | Legg Mason Partners Money MarketTrust 2010 Annual Report

Fund at a glance† (unaudited)

Western Asset Money Market Fund

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2010 and August 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Partners Money MarketTrust 2010 Annual Report | 5

Fund at a glance† (unaudited) (cont’d)

Western Asset Government Money Market Fund

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2010 and August 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6 | Legg Mason Partners Money MarketTrust 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2010 and held for the six months ended August 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return[1]

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period

Western Asset Money Market Fund

Class A‡	0.13%	$1,000.00	$1,001.30	0.23%	$1.16	[3]

Class B‡	0.26	1,000.00	1,002.60	0.30	1.51	[3]

Class C‡	0.03	1,000.00	1,000.30	0.30	1.51	[3]

Western Asset Government Money Market Fund

Class A	0.05%	$1,000.00	$1,000.50	0.24%	$1.21	[3]

Class I4	0.00 [5]	1,000.00	1,000.00	0.25	0.62	[6]

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return[1]

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period

Western Asset Money Market Fund

Class A	5.00%	$1,000.00	$1,024.05	0.23%	$1.17	[3]

Class B	5.00	1,000.00	1,023.69	0.30	1.53	[3]

Class C	5.00	1,000.00	1,023.69	0.30	1.53	[3]

Western Asset Government Money Market Fund

Class A	5.00%	$1,000.00	$1,024.00	0.24%	$1.22	[3]

Class I	5.00	1,000.00	1,011.71	0.25	0.62	[6]

[1]	For the six months ended August 31, 2010, unless otherwise noted.
[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total returns would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period June 2, 2010 (commencement of operations) to August 31, 2010.
[5]	Amount represents less than 0.005%.
[6]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (90), then divided by 365.

†	In order to maintain a minimum yield, additional waivers were implemented.
‡

The total return reflects the partial distribution of a payment received due to the settlement of a regulatory matter. Absent this partial distribution, the total returns would have been 0.05%, 0.01% and 0.01% for Class A, B and C, respectively.

Legg Mason Partners Money Market Trust 2010 Annual Report | 7

Schedules of investments
August 31, 2010

Western Asset Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 100.0%

Bank Notes — 1.8%

Bank of America N.A.	0.530%	9/7/10	$55,000,000	$55,000,000

Bank of America N.A.	0.362%	1/27/11	179,000,000	179,000,000	(a)

Total Bank Notes				234,000,000

Certificates of Deposit — 26.2%

Abbey National Treasury Services PLC	0.333%	12/10/10	150,000,000	150,000,000	(a)

Banco Santander	0.650%	10/4/10	75,000,000	75,000,000

Bank of Montreal	0.340%	9/8/10	75,000,000	75,000,000

Bank of Montreal	0.380%	10/20/10	175,000,000	175,000,000

Bank of Nova Scotia	0.350%	10/14/10	80,000,000	80,000,000

Bank of Nova Scotia	0.330%	10/20/10	57,000,000	57,000,775

Bank of Tokyo Mitsubishi	0.550%	9/24/10	130,000,000	130,000,699

Bank of Tokyo Mitsubishi	0.570%	11/9/10	100,000,000	100,007,644

Bank of Tokyo Mitsubishi	0.550%	1/28/11	75,000,000	75,000,000

BNP Paribas NY Branch	0.610%	2/2/11	34,000,000	34,000,000

BNP Paribas NY Branch	0.540%	2/10/11	110,000,000	110,000,000

BNP Paribas NY Branch	0.538%	6/22/11	100,000,000	100,000,000	(a)

Canadian Imperial Bank	0.512%	7/1/11	115,000,000	115,000,000	(a)

Citibank N.A.	0.510%	9/22/10	150,000,000	150,000,000

Citibank N.A.	0.710%	12/22/10	100,000,000	100,000,000

Credit Agricole SA	0.640%	2/3/11	150,000,000	150,000,000

Credit Suisse NY	0.500%	9/8/10	100,000,000	100,000,000

Credit Suisse NY	0.500%	11/5/10	26,500,000	26,500,000

Deutsche Bank AG NY	0.400%	2/18/11	70,000,000	70,000,000

DnB NOR Bank ASA	0.587%	9/10/10	75,000,000	75,000,000	(a)

Lloyds Bank PLC	0.510%	10/22/10	75,000,000	75,000,000

Lloyds Bank PLC	0.470%	10/26/10	14,000,000	14,000,000

National Bank of Canada	0.420%	9/21/10	100,000,000	100,000,000

Natixis NY	0.650%	11/22/10	22,999,000	22,999,000

Natixis NY	0.645%	12/1/10	70,000,000	70,000,000

Nordea Bank Finland PLC	0.710%	12/9/10	74,000,000	74,000,000

Rabobank Nederland NY	0.460%	11/1/10	85,000,000	85,001,434

Rabobank Nederland NY	0.350%	11/30/10	25,750,000	25,753,212

Rabobank Nederland NY	0.560%	1/14/11	155,000,000	155,000,000

Royal Bank of Scotland	0.440%	9/23/10	94,000,000	94,000,000

Royal Bank of Scotland	0.500%	10/7/10	100,000,000	100,000,000

Royal Bank of Scotland	0.750%	1/28/11	75,000,000	75,000,000

Skandinaviska Enskilda Banken	0.515%	12/2/10	36,300,000	36,301,384

Skandinaviska Enskilda Banken	0.470%	12/29/10	40,000,000	40,002,637

Societe Generale NY	1.335%	5/5/11	100,000,000	100,000,000	(a)

State Street Bank & Trust	0.700%	1/12/11	3,000,000	3,000,000

Svenska Handelsbanken NY	0.345%	9/24/10	50,000,000	50,000,000

Svenska Handelsbanken NY	0.425%	10/25/10	50,000,000	50,000,374

Toronto Dominion Bank NY	0.400%	11/30/10	15,000,000	15,000,000

UBS AG Stamford Branch	0.780%	1/21/11	87,999,000	87,999,000

UBS AG Stamford Branch	0.625%	4/26/11	90,000,000	90,000,000	(a)

See Notes to Financial Statements.

8 | Legg Mason Partners Money Market Trust 2010 Annual Report

Schedules of investments (cont’d)
August 31, 2010

Western Asset Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Certificates of Deposit — continued

Westpac Banking Corp.	0.554%	10/6/10	$35,000,000	$35,001,156	(a)

Total Certificates of Deposit				3,345,567,315

Certificates of Deposit (Euro) — 0.5%

ING Bank	0.650%	2/2/11	65,000,000	65,002,772

Commercial Paper — 34.3%

Abbey National NA LLC	0.501%	11/15/10	26,500,000	26,472,396	(b)

ABN AMRO North America Finance	0.515%	10/22/10	50,000,000	49,999,847	(a)

ANZ National International Ltd.	0.625%	10/19/10	100,000,000	100,000,000	(a)(c)

ANZ National International Ltd.	0.421%	10/25/10	70,000,000	69,955,900	(b)(c)

ASB Finance Ltd.	0.421%	9/30/10	50,000,000	49,983,083	(b)(c)

ASB Finance Ltd.	0.445%	4/7/11	15,000,000	15,000,000	(a)(c)

Australia & New Zealand	0.527%	12/16/10	40,000,000	39,999,063	(a)(c)

Automatic Data Processing	0.210%	9/1/10	209,461,000	209,461,000	(b)(c)

Banco Bilbao Vicaya	0.500%	9/7/10	100,000,000	99,991,667	(b)(c)

Banco Bilbao Vicaya	0.550%	10/4/10	15,000,000	14,992,437	(b)(c)

Banco Bilbao Vicaya	0.621%	11/9/10	99,630,000	99,511,606	(b)(c)

Barclays U.S. Funding LLC	0.451%	9/23/10	164,000,000	163,954,900	(b)

Barclays U.S. Funding LLC	0.461%	10/12/10	100,000,000	99,947,611	(b)

Barclays U.S. Funding LLC	0.501%	10/15/10	50,000,000	49,969,444	(b)

BNZ International Funding Ltd.	0.401%	10/6/10	80,000,000	79,968,889	(b)(c)

BNZ International Funding Ltd.	0.421%	10/14/10	67,500,000	67,466,137	(b)(c)

BNZ International Funding Ltd.	0.501%	2/3/11	35,000,000	34,924,653	(b)(c)

BNZ International Funding Ltd.	0.441%	2/17/11	58,500,000	58,379,165	(b)(c)

Canadian Imperial Bank of Commerce	0.431%	1/27/11	63,825,000	63,712,171	(b)

Commerzbank U.S. Finance	0.420%	11/9/10	155,000,000	154,875,225	(b)(c)

Danske Corp.	0.511%	9/15/10	87,000,000	86,982,745	(b)(c)

Danske Corp.	0.576%	9/30/10	50,000,000	49,976,840	(b)(c)

Danske Corp.	0.461%	10/8/10	35,000,000	34,983,453	(b)(c)

Danske Corp.	0.471%	11/29/10	60,000,000	59,930,283	(b)(c)

Danske Corp.	0.652%	1/14/11	75,000,000	74,817,187	(b)(c)

Dexia Delaware	0.380%	9/3/10	174,750,000	174,746,311	(b)

DnB NOR Bank ASA	0.361%	10/7/10	110,000,000	109,960,400	(b)(c)

DnB NOR Bank ASA	0.373%	4/21/11	50,000,000	50,000,000	(a)(c)

General Electric Capital Corp.	0.521%	10/18/10	38,000,000	37,974,202	(b)

General Electric Capital Corp.	0.421%	12/17/10	70,000,000	69,912,617	(b)

General Electric Capital Corp.	0.501%	1/21/11	47,000,000	46,907,306	(b)

General Electric Co.	0.200%	9/1/10	34,800,000	34,800,000	(b)

ING U.S. Funding LLC	0.582%	11/5/10	84,000,000	83,912,033	(b)

ING U.S. Funding LLC	0.501%	11/18/10	80,000,000	79,913,333	(b)

ING U.S. Funding LLC	0.602%	2/3/11	75,000,000	74,806,250	(b)

Intesa Funding LLC	0.400 – 0.410%	11/12/10	97,000,000	96,920,900	(b)

Lloyds Bank PLC	0.410%	9/14/10	34,000,000	33,994,966	(b)

Lloyds Bank PLC	0.501%	10/12/10	108,200,000	108,138,386	(b)

Nordea North America Inc.	0.351%	9/27/10	79,650,000	79,629,866	(b)

Nordea North America Inc.	0.451%	1/28/11	11,000,000	10,979,513	(b)

Novartis Financial Corp.	0.482%	5/9/11	36,000,000	35,880,000	(b)(c)

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 9

Western Asset Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Commercial Paper — continued

Skandinaviska Enskilda Banken AG	0.320%	9/14/10	$5,000,000	$4,999,422	(b)(c)

Skandinaviska Enskilda Banken AG	0.601%	10/12/10	65,250,000	65,205,413	(b)(c)

Skandinaviska Enskilda Banken AG	0.576%	10/13/10	75,000,000	74,949,688	(b)(c)

Skandinaviska Enskilda Banken AG	0.541%	12/2/10	65,000,000	64,910,300	(b)(c)

Societe De Prise	0.526%	9/9/10	75,000,000	74,991,250	(b)(c)

Societe Generale N.A.	0.240%	9/1/10	203,738,000	203,738,000	(b)

Societe Generale N.A.	0.551%	10/14/10	67,100,000	67,055,919	(b)

Societe Generale N.A.	0.506%	2/4/11	46,055,000	45,954,216	(b)

State Street Boston	0.400%	10/14/10	62,200,000	62,170,282	(b)

State Street Boston	0.320%	1/24/11	60,000,000	59,922,666	(b)

State Street Boston	0.401%	2/14/11	75,000,000	74,861,667	(b)

Sumitomo Mitsui Banking Corp.	0.496%	10/8/10	90,000,000	89,954,213	(b)(c)

Swedbank	0.701%	9/21/10	80,000,000	79,968,889	(b)

Swedbank	0.701%	9/23/10	25,000,000	24,989,306	(b)

Swedbank	0.591%	10/27/10	97,000,000	96,910,976	(b)

Swedbank	0.451%	11/23/10	47,000,000	46,951,238	(b)

Swedish Export Credit	0.351%	9/21/10	75,000,000	74,985,417	(b)

Total Capital	0.200%	9/1/10	56,919,000	56,919,000	(b)(c)

UBS Finance Delaware LLC	0.501%	10/6/10	100,000,000	99,951,389	(b)

Westpac Banking Corp.	0.350%	10/8/10	30,000,000	29,989,208	(b)(c)

Total Commercial Paper				4,383,110,244

Corporate Bonds & Notes — 4.1%

Bank of America N.A.	0.763%	6/22/11	50,000,000	50,000,000	(a)(c)

Berkshire Hathaway Finance Corp.	0.828%	1/11/11	10,864,000	10,876,803	(a)

Commonwealth Bank of Australia	0.493%	10/27/11	100,000,000	100,000,000	(a)(c)

JPMorgan Chase & Co.	0.695%	1/17/11	55,000,000	55,029,846	(a)

JPMorgan Chase Bank N.A.	0.265%	1/21/11	145,000,000	145,000,000	(a)

National Australia Bank Ltd.	0.362%	8/19/11	50,000,000	50,000,000	(a)(c)

Nordea Bank AB	0.392%	10/18/11	40,000,000	40,000,000	(a)(c)

Toyota Motor Credit Corp.	0.293%	1/10/11	70,000,000	70,000,000	(a)

Total Corporate Bonds & Notes				520,906,649

Medium-Term Notes — 1.2%

American Honda Finance Corp.	0.340%	1/11/11	100,000,000	100,000,000	(a)(c)

Westpac Banking Corp.	0.665%	4/19/11	50,000,000	50,028,671	(a)(c)

Total Medium-Term Notes				150,028,671

Supranationals/Sovereigns — 1.1%

International Bank for Reconstruction & Development	0.713%	3/4/11	39,000,000	39,042,492	(a)

Nordic Investment Bank	4.500%	9/13/10	100,000,000	100,136,425

Total Supranationals/Sovereigns				139,178,917

Time Deposits — 12.9%

BNP Paribas Grand Cayman	0.220%	9/1/10	44,169,000	44,169,000

BPCE Paris	0.230%	9/1/10	309,625,000	309,625,000

Citibank Nassau	0.230%	9/1/10	50,000,000	50,000,000

Commerzbank Grand Cayman	0.230%	9/1/10	269,900,000	269,900,000

Credit Agricole Grand Cayman	0.230%	9/1/10	270,650,000	270,650,000

Dexia Credit Local NY	0.250%	9/1/10	125,000,000	125,000,000

See Notes to Financial Statements.

10 | Legg Mason Partners Money Market Trust 2010 Annual Report

Schedules of investments (cont’d)
August 31, 2010

Western Asset Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Time Deposits — continued

Lloyds Bank PLC	0.220%	9/1/10	$190,000,000	$190,000,000

National Bank of Canada	0.200%	9/1/10	242,526,000	242,526,000

UBS AG Cayman Islands	0.220%	9/1/10	139,625,000	139,625,000

Total Time Deposits				1,641,495,000

U.S. Government Agencies — 8.1%

Federal Farm Credit Bank (FFCB)	0.197%	5/19/11	160,000,000	159,988,450	(a)

Federal Home Loan Bank (FHLB), Notes	0.250%	6/21/11	50,000,000	49,991,886	(a)

Federal Home Loan Bank (FHLB), Notes	0.190%	7/11/11	78,600,000	78,565,674	(a)

Federal Home Loan Bank (FHLB), Notes	0.171%	7/20/11	50,000,000	49,986,533	(a)

Federal Home Loan Bank (FHLB), Notes	0.497%	10/13/11	100,000,000	99,966,579	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.593%	4/1/11	50,000,000	50,032,899	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.315%	5/5/11	150,000,000	149,969,532	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.190%	1/25/12	100,000,000	99,872,718	(a)

Federal National Mortgage Association (FNMA), Discount Notes	0.285%	9/22/10	75,000,000	74,987,531	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	10/18/10	66,000,000	65,982,767	(b)

Federal National Mortgage Association (FNMA), Notes	0.264%	5/13/11	100,000,000	99,993,041	(a)

Federal National Mortgage Association (FNMA), Notes	0.227%	9/19/11	50,000,000	49,979,071	(a)

Total U.S. Government Agencies				1,029,316,681

U.S. Treasury Notes — 2.0%

U.S. Treasury Notes	2.000%	9/30/10	155,000,000	155,219,775

U.S. Treasury Notes	0.875%	2/28/11	100,000,000	100,297,668

Total U.S. Treasury Notes				255,517,443

Repurchase Agreements — 7.8%

Barclays Capital Inc., tri-party repurchase agreement dated 8/31/10; Proceeds at maturity — $1,000,006,667; (Fully collateralized by various U.S. government obligations, 3.875% to 6.500% due 5/15/18 to 5/15/37; Market value — $1,020,000,095)	0.240%	9/1/10	1,000,000,000	1,000,000,000

Total Investments — 100.0% (Cost — $12,764,123,692#)				12,764,123,692

Liabilities in Excess of Other Assets — 0.0%				(721,468)

Total Net Assets — 100.0%				$12,763,402,224

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(b)	Rate shown represents yield-to-maturity.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 11

Western Asset Government Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Short-Term Investments — 101.8%

U.S. Government Agencies — 68.6%

Federal Farm Credit Bank (FFCB), Bonds	0.287%	11/3/10	$45,000,000	$45,006,275	(a)

Federal Farm Credit Bank (FFCB), Discount Notes	0.160%	9/3/10	50,000,000	49,999,556	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.210%	10/7/10	10,000,000	9,997,900	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.200%	10/15/10	25,000,000	24,993,889	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.250%	10/19/10	60,000,000	59,980,000	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.250%	10/22/10	60,000,000	59,978,750	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.260%	11/15/10	25,000,000	24,986,458	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.290%	11/22/10	25,000,000	24,983,486	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.180%	11/30/10	100,000,000	99,955,000	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.190%	12/1/10	75,000,000	74,963,979	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.240%	2/18/11	10,000,000	9,988,667	(b)

Federal Farm Credit Bank (FFCB), Discount Notes	0.230%	3/2/11	125,000,000	124,854,653	(b)

Federal Farm Credit Bank (FFCB), Notes	0.840%	9/17/10	50,000,000	49,987,751	(a)

Federal Farm Credit Bank (FFCB), Notes	0.515%	12/23/10	50,000,000	50,000,000	(a)

Federal Farm Credit Bank (FFCB), Notes	0.506%	1/20/11	50,000,000	50,000,000	(a)

Federal Farm Credit Bank (FFCB), Notes	0.295%	10/7/11	25,000,000	25,000,000	(a)

Federal Farm Credit Bank (FFCB), Notes	0.230%	11/4/11	37,000,000	36,980,399	(a)

Federal Home Loan Bank (FHLB)	5.125%	9/10/10	55,140,000	55,205,679

Federal Home Loan Bank (FHLB)	0.500%	10/25/10	3,505,000	3,505,898

Federal Home Loan Bank (FHLB)	0.450%	10/28/10	27,520,000	27,525,335

Federal Home Loan Bank (FHLB)	0.270%	10/29/10	78,000,000	77,995,597

Federal Home Loan Bank (FHLB)	0.421%	10/29/10	50,000,000	49,999,147	(a)

Federal Home Loan Bank (FHLB)	0.220%	12/3/10	50,000,000	49,990,943	(a)

Federal Home Loan Bank (FHLB)	0.260%	1/12/11	50,000,000	49,997,094

Federal Home Loan Bank (FHLB)	0.220%	5/26/11	42,000,000	41,959,486	(a)

Federal Home Loan Bank (FHLB), Discount Notes	0.100%	9/1/10	12,382,000	12,382,000	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.190%	9/29/10	50,000,000	49,992,611	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.200%	10/25/10	100,000,000	99,970,000	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.180%	11/17/10	13,000,000	12,994,995	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.250%	12/15/10	105,724,000	105,646,910	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.250%	12/17/10	27,000,000	26,979,938	(b)

Federal Home Loan Bank (FHLB), Discount Notes	0.250%	12/22/10	72,000,000	71,944,000	(b)

Federal Home Loan Bank (FHLB), Notes	0.192%	11/26/10	110,000,000	110,000,000	(a)

Federal Home Loan Bank (FHLB), Notes	0.250%	6/7/11	25,000,000	24,996,136	(a)

Federal Home Loan Bank (FHLB), Notes	0.250%	6/21/11	30,000,000	29,995,133	(a)

Federal Home Loan Bank (FHLB), Notes	0.171%	7/20/11	35,000,000	34,990,573	(a)

Federal Home Loan Bank (FHLB), Notes	0.232%	9/26/11	30,000,000	29,974,080	(a)

Federal Home Loan Banks (FHLB), Bonds	3.000%	9/10/10	25,000,000	25,016,826

Federal Home Loan Banks (FHLB), Bonds	4.875%	12/10/10	48,920,000	49,540,696

Federal Home Loan Banks (FHLB), Bonds	3.820%	12/27/10	64,030,000	64,766,691

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.250%	9/7/10	66,000,000	65,997,250	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170%	10/5/10	54,810,000	54,801,200	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	10/13/10	27,300,000	27,293,630	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	10/25/10	25,000,000	24,992,500	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.280 – 0.300%	11/1/10	68,500,000	68,466,026	(b)

See Notes to Financial Statements.

12 | Legg Mason Partners Money Market Trust 2010 Annual Report

Schedules of investments (cont’d)
August 31, 2010

Western Asset Government Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

U.S. Government Agencies — continued

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.300%	11/16/10	$9,847,000	$9,840,764	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/30/10	50,000,000	49,975,000	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	12/2/10	100,000,000	99,951,444	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.250%	12/20/10	50,000,000	49,961,805	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.250%	12/27/10	56,250,000	56,204,297	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.250%	4/26/11	50,000,000	49,917,708	(b)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.516%	9/3/10	100,000,000	99,999,835	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.508%	9/24/10	150,000,000	149,997,172	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.593%	4/1/11	50,000,000	50,032,899	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.315%	5/5/11	100,000,000	100,008,610	(a)

Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	4.440%	10/20/10	105,000,000	105,585,531

Federal National Mortgage Association (FNMA), Discount Notes	0.230%	9/13/10	5,993,000	5,992,541	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.265%	9/15/10	44,125,000	44,120,453	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	9/20/10	100,000,000	99,986,806	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.290%	9/22/10	20,000,000	19,996,617	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.300%	9/29/10	29,000,000	28,993,233	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	10/1/10	50,000,000	49,989,583	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.200%	10/18/10	50,000,000	49,986,944	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.280%	11/3/10	25,000,000	24,987,750	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.180%	11/24/10	50,000,000	49,979,000	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.190%	12/8/10	30,000,000	29,984,483	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.220%	12/15/10	43,745,000	43,716,930	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.190%	12/20/10	8,000,000	7,995,356	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.250%	12/22/10	48,475,000	48,437,297	(b)

Federal National Mortgage Association (FNMA), Discount Notes	0.301%	1/18/11	25,000,000	24,971,042	(b)

Federal National Mortgage Association (FNMA), Notes	0.227%	9/19/11	40,000,000	39,983,257	(a)

Total U.S. Government Agencies				3,559,173,494

U.S. Government Obligations — 4.9%

U.S. Treasury Notes	3.875%	9/15/10	25,000,000	25,033,651

U.S. Treasury Notes	2.000%	9/30/10	230,000,000	230,325,676

Total U.S. Government Obligations				255,359,327

U.S. Treasury Bills — 9.2%

U.S. Treasury Bills	0.190%	9/2/10	50,000,000	49,999,736	(b)

U.S. Treasury Bills	0.165 – 0.170%	9/16/10	275,000,000	274,980,780	(b)

U.S. Treasury Bills	0.185%	1/13/11	50,000,000	49,965,570	(b)

U.S. Treasury Bills	0.180%	2/10/11	50,000,000	49,959,500	(b)

U.S. Treasury Bills	0.185%	2/24/11	50,000,000	49,954,778	(b)

Total U.S. Treasury Bills				474,860,364

Repurchase Agreements — 19.1%

Barclays Capital Inc. tri-party repurchase agreement dated 8/31/10; Proceeds at maturity — $500,003,333; (Fully collateralized by various U.S. government obligations, 0.625% to 1.750% due 6/30/12 to 7/31/15; Market value — $510,000,053)	0.240%	9/1/10	500,000,000	500,000,000

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 13

Western Asset Government Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value

Repurchase Agreements — continued

Deutsche Bank Securities Inc. tri-party repurchase agreement dated 8/31/10; Proceeds at maturity — $491,545,277; (Fully collateralized by various U.S. government agency obligations, 0.875% to 5.750% due 5/15/12 to 7/15/14; Market value — $501,374,832)	0.240%	9/1/10	$491,542,000	$491,542,000

Total Repurchase Agreements				991,542,000

Total Investments — 101.8% (Cost — $5,280,935,185#)				5,280,935,185

Liabilities in Excess of Other Assets — (1.8)%				(93,765,208)

Total Net Assets — 100.0%				$5,187,169,977

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(b)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

14 | Legg Mason Partners Money Market Trust 2010 Annual Report

Statements of assets and liabilities
August 31, 2010

	Western Asset Money Market Fund	Western Asset Government Money Market Fund

Assets:

Investments, at value	$12,764,123,692	$5,280,935,185

Cash	403	68

Interest receivable	6,949,952	7,481,480

Receivable for Fund shares sold	2,253,360	352,060

Prepaid expenses	370,123	152,479

Other receivables	457,738	50,086

Total Assets	12,774,155,268	5,288,971,358

Liabilities:

Payable for Fund shares repurchased	5,983,648	527,547

Investment management fee payable	1,765,460	425,147

Distribution fees payable	1,161,199	435,397

Trustees’ fees payable	567,915	75,155

Distributions payable	94,163	20,888

Payable for securities purchased	—	99,951,444

Accrued expenses	1,180,659	365,803

Total Liabilities	10,753,044	101,801,381

Total Net Assets	$12,763,402,224	$5,187,169,977

Net Assets:

Par value (Note 6)	$127,636	$51,866

Paid-in capital in excess of par value	12,798,657,061	5,186,550,697

Undistributed (overdistributed) net investment income	(843,984)	526,887

Accumulated net realized gain (loss) on investments	(34,538,489)	40,527

Total Net Assets	$12,763,402,224	$5,187,169,977

Shares Outstanding:

Class A	12,601,895,393	5,185,774,813

Class B	30,600,001	—

Class C	131,135,087	—

Class I	—	827,750

Net Asset Value:

Class A	$1.00	$1.00

Class B	$1.00	—

Class C	$1.00	—

Class I	—	$1.00

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 15

Statements of operations
For the Year Ended August 31, 2010

	Western Asset Money Market Fund	Western Asset Government Money Market Fund

Investment Income:

Interest	$48,633,871	$17,952,630

Expenses:

Investment management fee (Note 2)	55,795,643	23,681,852

Distribution fees (Notes 2 and 4)	15,197,483	5,781,660

Transfer agent fees (Note 4)	6,084,316	723,848

Shareholder reports (Note 4)	717,141	340,966

Legal fees	468,201	302,191

Treasury Guarantee Program fees (Note 11)	454,011	204,624

Insurance	397,250	175,089

Registration fees	328,199	201,390

Trustees’ fees	162,538	74,951

Custody fees	84,049	25,668

Audit and tax	68,850	59,850

Miscellaneous expenses	83,783	68,882

Total Expenses	79,841,464	31,640,971
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(42,332,494)	(14,293,635)

Net Expenses	37,508,970	17,347,336

Net Investment Income	11,124,901	605,294

Net Realized Gain on Investment Transactions	6,645,871	40,527

Proceeds from settlement of a Regulatory Matter (Note 8)	43,691,279	2,744,423

Increase from contribution by affiliate (Note 2)	488,542	—

Increase in Net Assets From Operations	$61,950,593	$3,390,244

See Notes to Financial Statements.

16 | Legg Mason Partners Money Market Trust 2010 Annual Report

Statements of changes in net assets
Western Asset Money Market Fund

For the Year Ended August 31, 2010, the Period Ended August 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:

Net investment income	$11,124,901	$70,272,227	$785,207,358

Net realized gain (loss)	6,645,871	(43,520,718)	9,096,004

Proceeds from settlement of a regulatory matter	43,691,279	—	—

Increase from contribution by affiliate	488,542	—	—

Increase in Net Assets From Operations	61,950,593	26,751,509	794,303,362

Distributions to Shareholders from (Notes 1 and 5):

Net investment income	(22,018,625)	(70,272,227)	(785,071,787)

Decrease in Net Assets From Distributions to Shareholders	(22,018,625)	(70,272,227)	(785,071,787)

Fund Share Transactions (Note 6):

Net proceeds from sale of shares	48,358,305,760	38,877,806,313	116,506,604,468

Reinvestment of distributions	21,117,806	67,075,163	753,130,869

Cost of shares repurchased	(53,247,873,928)	(43,086,066,433)	(125,295,933,198)

Decrease in Net Assets From Fund Share Transactions	(4,868,450,362)	(4,141,184,957)	(8,036,197,861)

Decrease in Net Assets	(4,828,518,394)	(4,184,705,675)	(8,026,966,286)

Net Assets:

Beginning of year	17,591,920,618	21,776,626,293	29,803,592,579

End of year*	$12,763,402,224	$17,591,920,618	$21,776,626,293

*Includes undistributed (overdistributed) net investment income of:	$(843,984)	—	$221,747

† For the period January 1, 2009 through August 31, 2009

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 17

Western Asset Government Money Market Fund

For the Year Ended August 31, 2010, the Period Ended August 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:

Net investment income	$605,294	$21,596,762	$156,868,288

Net realized gain	40,527	4,556	165,590

Proceeds from settlement of a regulatory matter	2,744,423	—	—

Increase in Net Assets From Operations	3,390,244	21,601,318	157,033,878

Distributions to Shareholders from (Notes 1 and 5):

Net investment income	(2,908,793)	(21,580,955)	(156,846,540)

Net realized gains	—	(37,554)	(21,747)

Decrease in Net Assets From Distributions to Shareholders	(2,908,793)	(21,618,509)	(156,868,287)

Fund Share Transactions (Note 6):

Net proceeds from sale of shares	16,174,921,277	16,663,675,931	32,414,917,310

Reinvestment of distributions	2,738,781	20,343,373	146,622,516

Cost of shares repurchased	(18,361,354,505)	(18,170,405,816)	(29,230,951,015)

Increase (Decrease) in Net Assets From Fund Share Transactions	(2,183,694,447)	(1,486,386,512)	3,330,588,811

Increase (Decrease) in Net Assets	(2,183,212,996)	(1,486,403,703)	3,330,754,402

Net Assets:

Beginning of year	7,370,382,973	8,856,786,676	5,526,032,274

End of year*	$5,187,169,977	$7,370,382,973	$8,856,786,676

*Includes undistributed net investment income of:	$526,887	$85,963	$70,156

† For the period January 1, 2009 through August 31, 2009.

See Notes to Financial Statements.

18 | Legg Mason Partners Money Market Trust 2010 Annual Report

Financial highlights
Western Asset Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1,2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.001	0.003	0.027	0.048	0.045	0.027

Net realized gain (loss)	(0.002)	(0.000)[6]	0.000 [6]	(0.000)[6]	(0.000)[6]	0.000 [6]

Proceeds from settlement of a regulatory matter	0.003	—	—	—	—	—

Total income from operations	0.002	0.003	0.027	0.048	0.045	0.027

Less distributions from:
Net investment income	(0.002)	(0.003)	(0.027)	(0.048)	(0.045)	(0.027)

Total distributions	(0.002)	(0.003)	(0.027)	(0.048)	(0.045)	(0.027)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[7]	0.16%[8]	0.33%[9]	2.73%[9]	4.90%	4.62%	2.75%

Net assets, end of year (billions)	$13	$17	$20	$29	$25	$18

Ratios to average net assets:
Gross expenses	0.54%[10]	0.57%[10,11]	0.51%[10]	0.51%	0.52%[12]	0.58%

Net expenses[13,14]	0.26 [10,15,16]	0.55 [10,11,15,16]	0.51 [10]	0.51	0.51 [12,15]	0.58

Net investment income	0.08	0.52 [11]	2.76	4.79	4.55	2.72

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.
[2]	Per share amounts have been calculated using the average shares method.
[3]	For the period January 31, 2009 through August 31, 2009.
[4]	For the year ended December 31.
[5]	Represents a share of capital stock outstanding prior to April 16, 2007.
[6]	Amount represents less than $0.0005 per share.
[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return reflects the partial distribution of a payment received due to the settlement of a regulatory matter. Absent this partial distribution, the total return would have been 0.08% (Note 8).

[9]	If the Fund had not entered into the Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.
[10]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.54% and 0.25%, respectively, for the year ended August 31, 2010, 0.51% and 0.49%, respectively, for the period ended August 31, 2009 and would both have been 0.51% for the year ended December 31, 2008.

[11]	Annualized.
[12]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.51% and 0.50%, respectively.

[13]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.60% until December 31, 2011. Prior to May 31, 2010, the expense limitation was 0.70%.

[14]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[15]	Reflects fee waivers and/or expense reimbursements.
[16]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 19

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares[1]	2010	2009[2]	2008[3]	2007[4]

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000 [5]	0.001	0.022	0.034

Net realized gain (loss)	(0.002)	0.000 [5]	0.000 [5]	(0.000)[5]

Proceeds from settlement of a regulatory matter	0.005	—	—	—

Total income from operations	0.003	0.001	0.022	0.034

Less distributions from:
Net investment income	(0.003)	(0.001)	(0.022)	(0.034)

Total distributions	(0.003)	(0.001)	(0.022)	(0.034)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000

Total return[6]	0.27%[7]	0.08%[8]	2.22%[8]	3.46%

Net assets, end of year (millions)	$31	$46	$53	$31

Ratios to average net assets:
Gross expenses	1.18%	1.12%[9,10]	1.03%[9]	0.98%[10]

Net expenses[11]	0.32 [12,13]	0.93 [9,10,12,13]	1.03 [9]	0.98 [10]

Net investment income	0.02	0.12 [10]	2.12	4.31 [10]

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period January 1, 2009 through August 31, 2009.
[3]	For the year ended December 31.
[4]	For the period March 19, 2007 (inception date) to December 31, 2007.
[5]	Amount represents less than $0.0005 per share.
[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects the partial distribution of a payment received due to the settlement of a regulatory matter. Absent this partial distribution, the total return would have been 0.02% (Note 8).

[8]	If the Fund had not entered into the Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.
[9]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.90%, respectively, for the period ended August 31, 2009 and would both have been 1.02% for the year ended December 31, 2008.

[10]	Annualized.
[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[12]	Reflects fee waivers and/or expense reimbursements.
[13]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

20 | Legg Mason Partners Money Market Trust 2010 Annual Report

Financial highlights (cont’d)
Western Asset Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares[1]	2010	2009[2]	2008[3]	2007[4]

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000 [5]	0.001	0.019	0.033

Net realized gain (loss)	(0.001)	0.000 [5]	0.000 [5]	(0.000)[5]

Proceeds from settlement of a regulatory matter	0.001	—	—	—

Total income from operations	0.000 [5]	0.001	0.019	0.033

Less distributions from:
Net investment income	(0.000)[5]	(0.001)	(0.019)	(0.033)

Total distributions	(0.000)[5]	(0.001)	(0.019)	(0.033)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000

Total return[6]	0.03%[7]	0.10%[8]	1.93%[8]	3.35%

Net assets, end of year (millions)	$131	$162	$171	$157

Ratios to average net assets:
Gross expenses	1.14%	1.14%[9,10]	1.30%[10]	1.12%[9]

Net expenses[11]	0.31 [12,13]	0.90 [9,10,12,13]	1.30 [10]	1.12 [9]

Net investment income	0.02	0.14 [9]	1.90	4.17 [9]

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period January 1, 2009 through August 31, 2009.
[3]	For the year ended December 31.
[4]	For the period March 19, 2007 (inception date) to December 31, 2007.
[5]	Amount represents less than $0.0005 per share.
[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects the partial distribution of a payment received due to the settlement of a regulatory matter. Absent this partial distribution, the total return would have been 0.02% (Note 8).

[8]	If the Fund had not entered into the Capital Support Agreements related to certain investments in structured securities, the total return would have been lower.
[9]	Annualized.
[10]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.09% and 0.86%, respectively, for the period ended August 31, 2009 and would both have been 1.29% for the year ended December 31, 2008.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[12]	Reflects fee waivers and/or expense reimbursements.
[13]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 21

Western Asset Government Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1,2]	2010	2009[3]	2008[4]	2007[4]	2006[4,5]	2005[4,5]

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000 [6]	0.002	0.022	0.046	0.044	0.027

Net realized gain (loss)[6]	(0.000)	(0.000)	0.000	(0.000)	0.000	0.000

Proceeds from settlement of a regulatory matter	0.001	—	—	—	—	—

Total income from operations	0.001	0.002	0.022	0.046	0.044	0.027

Less distributions from:
Net investment income	(0.001)	(0.002)	(0.022)	(0.046)	(0.044)	(0.027)

Net realized gains	—	—	(0.000)[6]	—	—	(0.000)[6]

Total distributions	(0.001)	(0.002)	(0.022)	(0.046)	(0.044)	(0.027)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[7]	0.05%[8]	0.24%	2.24%	4.69%	4.45%	2.69%

Net assets, end of year (billions)	$5	$7	$8	$6	$3	$2

Ratios to average net assets:
Gross expenses	0.55%[9]	0.56%[9,10]	0.53%[9]	0.55%	0.57%[11]	0.59%

Net expenses[12,13]	0.30 [9,14,15]	0.55 [9,10,14,15]	0.53 [9]	0.55	0.55 [11,14]	0.59

Net investment income	0.01	0.37 [10]	2.16	4.53	4.37	2.63

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.
[2]	Per share amounts have been calculated using the average shares method.
[3]	For the period January 1, 2009 through August 31, 2009.
[4]	For the year ended December 31.
[5]	Represents a share of capital stock outstanding prior to April 16, 2007.
[6]	Amount represents less than $0.0005 per share.
[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been the same (Note 8).
[9]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.54% and 0.30%, respectively, for the year ended August 31, 2010, 0.52% and 0.51%, respectively, for the period ended August 31, 2009 and would both have been 0.52% for the year ended December 31, 2008.

[10]	Annualized.
[11]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[12]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.60% until December 31, 2011. Prior to May 31, 2010, the expense limitation was 0.70%.

[13]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[14]	Reflects fee waivers and/or expense reimbursements.
[15]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

22 | Legg Mason Partners Money Market Trust 2010 Annual Report

Financial highlights (cont’d)
Western Asset Government Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class I Shares[1]	2010[2]

Net asset value, beginning of year	$1.000

Income from operations:
Net investment income[3]	0.000

Net realized gain[3]	0.000

Total income from operations	0.000

Less distributions from:
Net Investment Income[3]	(0.000)

Total distributions[3]	(0.000)

Net asset value, end of year	$1.000

Total return[4,5]	0.00%

Net assets, end of year (millions)	$1

Ratios to average net assets:
Gross expenses[6]	0.46%

Net expenses[6,7,8,9]	0.25

Net investment income[6]	0.02

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period June 2, 2010 (inception date) to August 31, 2010.
[3]	Amount represents less than $0.0005 per share.
[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.
[6]	Annualized.
[7]	Reflects fee waivers and/or expense reimbursements.
[8]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.50% until December 31, 2011.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Legg Mason Partners Money Market Trust 2010 Annual Report | 23

Notes to financial statements

1. Organization and significant accounting policies
 Western Asset Money Market Fund (“Money Market Fund”) and Western Asset Government Money Market Fund (“Government Money Market Fund”) (the “Funds”) are separate diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On July 14, 2010, the Board of Trustees of the Money Market Fund (the “Fund”) approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation will occur no later than June 30, 2012 and will be coordinated to coincide with the launch of alternate investment products for cash sweep clients and customers of Morgan Stanley Smith Barney, for which the Fund currently serves as a sweep vehicle. The liquidation of the Fund will occur in multiple stages, which commenced with the liquidation of Class I shares on August 27, 2010 (the “Class I Liquidation”).

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Money Market Fund

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$12,764,123,692	—	$12,764,123,692

† See Schedule of Investments for additional detailed categorizations.

24 | Legg Mason Partners Money Market Trust 2010 Annual Report

Notes to financial statements (cont’d)

Government Money Market Fund

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Short-term investments†	—	$5,280,935,185	—	$5,280,935,185

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income on the shares of each of the Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash on deposit with the bank.

(h) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax

Legg Mason Partners Money Market Trust 2010 Annual Report | 25

years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Government Money Market Fund had no reclassifications and Money Market Fund had the following reclassifications:

Money Market Fund	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	$(34,898,362)	$(33,847)	$34,932,209

(b)	1,256,823	(1,256,823)	—

(a)

Reclassifications are primarily due to a dividends paid deduction taken by the Fund for tax purposes upon the redemption of Fund shares related to the Fund’s plan of liquidation (see Note 1). Such amounts have not been directly distributed to shareholders of the Fund (see Note 8).

(b)	Reclassifications are primarily due to book/tax differences in the treatment of income from partnership investments.

2. Investment management agreement and other transactions with affiliates
 Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Funds’ investment manager and Western Asset Management Company (“Western Asset”) is the Funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.450%

Next $1 billion	0.425

Next $3 billion	0.400

Next $5 billion	0.375

Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds.

Effective May 31, 2010, as a result of expense limitation agreements between the Funds and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, and extraordinary expenses to average net assets of Class A and I shares of the Funds will not exceed 0.60% and 0.50%, respectively. These expense limitation agreements cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70% and 0.60% for Class A and Class I shares of the Funds, respectively.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the year ended August 31, 2010, fees waived and/or expenses reimbursed amounted to $42,332,494 and $14,293,635 for the Money Market Fund and Government Money Market Fund, respectively.

Legg Mason made a contribution to the Money Market Fund of $488,542 as reimbursement for payments advanced to Class I shareholders in connection with the Class I Liquidation.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

26 | Legg Mason Partners Money Market Trust 2010 Annual Report

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor.

Class A, B and C shares of the Money Market Fund and Class A shares of the Government Money Market Fund acquired through exchanges with shares of other Legg Mason funds are subject to the contingent deferred sales charge (“CDSC”), if any, applicable to the exchanged shares. This could be a maximum of 5.00% for Class B shares and 1.00% for Class A or C shares. Class B shares of the Money Market Fund will convert to Class A shares approximately 8 years after purchase.

For the year ended August 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

Money Market Fund

	Class A	Class B	Class C

CDSCs	$5,000	$83,000	$4,000

Government Money Market Fund

			Class A

CDSCs			0*

* Amount represents less than $1,000.

The Funds had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Funds and any payments made pursuant to the Plan will be made from the Funds’ general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of August 31, 2010, the Money Market Fund and the Government Money Market Fund had accrued $247,642 and $27,335, respectively, as deferred compensation payable.

All officers and one Trustee of the Funds are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

3. Derivative instruments and hedging activities
 Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2010 neither the Money Market Fund nor the Government Money Market Fund invested in derivative instruments and does not have any intention to do so in the future.

4. Class specific expenses, waivers and/or reimbursements
 The Funds have adopted a Rule 12b-1 distribution plan and under that plan, the Money Market Fund pays a distribution fee with respect to its Class A, B and C shares calculated at the annual rate of 0.10%, 0.50% and 0.50% of the average daily net assets of each class, respectively. The Government Money Market Fund pays a distribution fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets of the Class. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Money Market Trust 2010 Annual Report | 27

For the year ended August 31, 2010, class specific expenses were as follows:

Money Market Fund

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses[1]

Class A	$14,280,879	$5,611,481	$108,000

Class B	188,246	108,870	—

Class C	728,358	351,353	51

Class I2	—	12,612	624

Total	$15,197,483	$6,084,316	$108,675

[1]	For the period September 1, 2009 through September 17, 2009. Subsequent to September 17, 2009, these expenses were accrued as common fund expenses.
[2]	On August 27, 2010, Class I shares were liquidated (Note 1).

Government Money Market Fund

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses[1]

Class A	$5,781,660	$723,810	$51,900

Class I2	—	38	—

Total	$5,781,660	$723,848	$51,900

[1]	For the period September 1, 2009 through September 17, 2009. Subsequent to September 17, 2009, these expenses were accrued as common fund expenses.
[2]	For the period June 2, 2010 (inception date) to August 31, 2010.

For the year ended August 31, 2010 waivers and/or reimbursements by class were as follows:

Money Market Fund

Waivers/ Reimbursements

Class A	$40,492,490

Class B	327,417

Class C	1,199,643

Class I1	312,944

$42,332,494

[1]	On August 27, 2010, Class I shares were liquidated (Note 1).

Government Money Market Fund

Waivers/ Reimbursements

Class A	$14,293,267

Class I1	368

$14,293,635

[1]	For the period June 2, 2010 (inception date) to August 31, 2010.

28 | Legg Mason Partners Money Market Trust 2010 Annual Report

Notes to financial statements (cont’d)

5. Distributions to shareholders by class
Money Market Fund

	Year Ended August 31, 2010	Period Ended August 31, 2009[1]	Year Ended December 31, 2008

Net Investment Income:

Class A	$21,713,388	$69,402,124	$766,677,214

Class B	86,747	43,787	858,658

Class C	45,945	164,847	3,133,236

Class I2	172,545	661,469	4,009,132

Exchange A3	—	—	10,393,547	[4]

Total	$22,018,625	$70,272,227	$785,071,787

[1]	For the period January 1, 2009 to August 31, 2009.
[2]	On August 27, 2010, Class I shares were liquidated (Note 1).
[3]	On June 2, 2009, Exchange A shares were converted to Class A shares.
[4]	For the period August 1, 2008 (inception date) to December 31, 2008.

Government Money Market Fund

	Year Ended August 31, 2010		Period Ended August 31, 2009[1]	Year Ended December 31, 2008

Net Investment Income:

Class A	$2,908,759		$21,580,955	$153,986,510

Class I	34	[2]	N/A	N/A

Exchange A3	—		—	2,860,030	[4]

Total	$2,908,793		$21,580,955	$156,846,540

Net Realized Gains:

Class A	—		$37,554	$20,696

Class I	—	[2]	N/A	N/A

Exchange A3	—		—	1,051	[4]

Total	—		$37,554	$21,747

[1]	For the period January 1, 2009 to August 31, 2009.
[2]	For the period June 2, 2010 (inception date) to August 31, 2010.
[3]	On June 2, 2009, Exchange A shares were converted to Class A shares.
[4]	For the period August 1, 2008 (inception date) to December 31, 2008.

6. Shares of beneficial interest
At August 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. The Trust has the ability to issue multiple classes of shares.

Transactions in shares of each class were as follows:

Money Market Fund

	Year Ended August 31, 2010	Period Ended August 31, 2009[1]	Year Ended December 31, 2008

Class A

Shares sold	48,191,547,516	38,346,276,366	114,106,563,834

Shares issued on reinvestment	20,873,963	63,401,607	734,888,863

Shares repurchased	(52,855,849,333)	(41,378,334,281)	(124,118,627,667)

Net decrease	(4,643,427,854)	(2,968,656,308)	(9,277,174,970)

Legg Mason Partners Money Market Trust 2010 Annual Report | 29

	Year Ended August 31, 2010	Period Ended August 31, 2009[1]	Year Ended December 31, 2008

Class B

Shares sold	10,378,460	23,012,249	61,644,043

Shares issued on reinvestment	86,078	43,787	818,813

Shares repurchased	(26,442,398)	(29,046,628)	(40,981,457)

Net increase (decrease)	(15,977,860)	(5,990,592)	21,481,399

Class C

Shares sold	81,913,806	75,330,718	136,803,162

Shares issued on reinvestment	44,652	163,851	3,080,283

Shares repurchased	(112,995,955)	(84,782,200)	(125,507,352)

Net increase (decrease)	(31,037,497)	(9,287,631)	14,376,093

Class I2

Shares sold	74,465,978	65,795,838	78,718,506

Shares issued on reinvestment	113,113	662,166	4,007,831

Shares repurchased	(252,586,242)	(39,058,319)	(62,256,684)

Net increase (decrease)	(178,007,151)	27,399,685	20,469,653

Exchange A3

Shares sold	—	367,391,142	2,122,874,923 [4]

Shares issued on reinvestment	—	2,803,752	10,335,079 [4]

Shares repurchased	—	(1,554,845,005)	(948,559,891)[4]

Net increase (decrease)	—	(1,184,650,111)	1,184,650,111

[1]	For the period January 1, 2009 to August 31, 2009.
[2]	On August 27 2010, Class I shares were liquidated (Note 1).
[3]	On June 2, 2009, Exchange A shares were converted to Class A shares.
[4]	For the period August 1, 2008 (inception date) to December 31, 2008.

Government Money Market Fund

	Year Ended August 31, 2010	Period Ended August 31, 2009[1]	Year Ended December 31, 2008

Class A

Shares sold	16,174,079,898	16,451,298,201	31,713,863,909

Shares issued on reinvestment	2,738,747	19,849,373	144,662,810

Shares repurchased	(18,361,340,842)	(17,547,515,868)	(28,937,956,126)

Net increase (decrease)	(2,184,522,197)	(1,076,368,294)	2,920,570,593

Class I

Shares sold	841,379 [2]	—	—

Shares issued on reinvestment	34 [2]	—	—

Shares repurchased	(13,663)[2]	—	—

Net increase	827,750	—	—

Exchange A3

Shares sold	—	212,377,730	701,053,401	[4]

Shares issued on reinvestment	—	494,000	1,959,706	[4]

Shares repurchased	—	(622,889,948)	(292,994,889)[4]

Net increase (decrease)	—	(410,018,218)	410,018,218

[1]	For the period January 1, 2009 to August 31, 2009.
[2]	For the period June 2, 2010 (inception date) to August 31, 2010.
[3]	On June 2, 2009, Exchange A shares were converted to Class A shares.
[4]	For the period August 1, 2008 (inception date) to December 31, 2008.

30 | Legg Mason Partners Money Market Trust 2010 Annual Report

Notes to financial statements (cont’d)

7. Income tax information and distributions to shareholders
Subsequent to the fiscal year end, the Funds have made the following distributions:

	Record Date	Payable Date	Class A	Class B	Class C	Class I

Money Market Fund	Daily	9/30/2010	$0.000050	$0.000008	$0.000008	N/A

Government
Money Market Fund	Daily	9/30/2010	0.000034	N/A	N/A	$0.000010

The tax character of distributions paid during the fiscal year ended August 31, 2010 were as follows:

						Government
					Money	Money
					Market Fund	Market Fund

Distributions Paid From:

Ordinary income					$22,018,625	$2,908,793

The tax character of distributions paid during the fiscal year ended August 31, 2009 were as follows:

						Government
					Money	Money
					Market Fund	Market Fund

Distributions Paid From:

Ordinary income					$70,272,227	$21,618,509

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

						Government
					Money	Money
					Market Fund	Market Fund

Distributions Paid From:
Ordinary income					$785,071,787	$156,868,287

As of August 31, 2010, there were no material differences between the book and tax components of net assets for Money Market Fund and Government Money Market Fund.

During the taxable year ended August 31, 2010, the Money Market Fund utilized $7,134,413 of capital loss carryover available from prior years. As of August 31, 2010, the Money Market Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

8/31/2017	$(34,538,489)

This amount will be available to offset any future taxable capital gains.

8. Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Funds, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included

Legg Mason Partners Money Market Trust 2010 Annual Report | 31

the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. Western Asset Money Market Fund has received $43,447,902, $163,921, $79,044 and $412 for Classes A, B, C and I respectively and Western Asset Government Money Market Fund has received $2,744,423 for Class A related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

The total returns of each of the classes of the Funds as presented in the Financial Highlights reflect distributions of a portion of the amounts received in connection with the SEC settlement described above. As of August 31, 2010, these portions amounted to $10,793,594, $80,379, $19,637 and $103, for Classes A, B, C and I, respectively, of the Western Asset Money Market Fund, and $2,217,639 for Class A of the Western Asset Government Money Market Fund.

* * *

The SEC adopted amendments to Rule 2a-7 and certain other rules under the 1940 Act concerning the operation and regulation of money market funds. These new rules and amendments became effective May 5, 2010, unless otherwise specified in the rule release. The rule amendments and new rules, among other things, tighten portfolio credit quality, maturity and liquidity requirements for money market funds. None of these changes in regulation affect the financial statements.

32 | Legg Mason Partners Money Market Trust 2010 Annual Report

Notes to financial statements (cont’d)

9. Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Funds, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM NewYork Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Legg Mason Partners Money Market Trust 2010 Annual Report | 33

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

11. Treasury guarantee
The Funds elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders were able to purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

34 | Legg Mason Partners Money Market Trust 2010 Annual Report

Notes to financial statements (cont’d)

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Funds elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Funds paid a participation fee of 0.01% of the Funds’ net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap that was in effect at the time.

The Guarantee Program expired as of the close of business on September 18, 2009.

Legg Mason Partners Money Market Trust 2010 Annual Report | 35

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money MarketTrust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Western Asset Money Market Fund and Western Asset Government Money Market Fund, each a series of Legg Mason Partners Money Market Trust, as of August 31, 2010, and the related statements of operations for the year then ended, changes in net assets for the year then ended, for the period from January 1, 2009 to August 31, 2009 and for the year ended December 31, 2008, and financial highlights for the year then ended, for the period from January 1, 2009 to August 31, 2009 and each of the years or periods in the four-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Money Market Fund and Western Asset Government Money Market Fund as of August 31, 2010, the results of their operations, changes in their net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, on July 14, 2010, the Board of Trustees approved a plan to liquidate and terminate Western Asset Money Market Fund. The liquidation will occur in multiple stages and the final liquidation is expected to occur no later than June 30, 2012.

New York, New York
October 20, 2010

36 | Legg Mason Partners Money Market Trust

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset Money Market Fund and Western Asset Government Money Market Fund (the “Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-800-625-4554.

Independent Trustees†

Elliott J. Berv

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years

Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Legg Mason Partners Money Market Trust | 37

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988), Principal/Member, Balvan Partners (investment management) (2002 to 2009)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

38 | Legg Mason Partners Money Market Trust

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years

Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Partners Money Market Trust | 39

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years

Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University

Number of funds in fund complex overseen by Trustee	59

Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951

Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	135

Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40 | Legg Mason Partners Money Market Trust

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1968

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2007 and 2008

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1965

Position(s) with Trust	Chief Financial Officer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Legg Mason Partners Money Market Trust | 41

Additional Officers cont’d

David Castano
Legg Mason
55 Water Street, New York, NY 10041

Year of birth	1971

Position(s) with Trust	Treasurer

Term of office[1] and length of time served[2]	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
[1]	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason fund complex or the officer took such office.
[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42 | Legg Mason Partners Money Market Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2010:

Record Date:	Daily	Daily

Payable Date:	September 2009 - December 2009	January 2010 - August 2010

Interest from federal obligations

Money Market Fund	5.01%	4.41%

Government Money Market Fund	55.30%	46.37%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset
Money Market Fund
Western Asset
Government Money Market Fund

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund Advisor, LLC

Subadviser
Western Asset Management Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Co-transfer agents
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

BNY Mellon Asset Servicing*
4400 Computer Drive
Westborough, MA 01581

* BNY Mellon Asset Servicing (formerly known as PNC Global Investment Servicing) is co-transfer agent to the Western Asset Money Market Fund.

Independent registered public accounting firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Western Asset Money Market Fund
Western Asset Government Money Market Fund

The Funds are a separate investment series of Legg Mason Partners Money Market Trust, a Maryland statutory trust.

Legg Mason Partners Money Market Trust
Legg Mason Funds
55 Water Street
New York, NY 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-800-625-4554.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-800-625-4554, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the above noted Funds of Legg Mason Partners Money Market Trust. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.
www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors
©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC
WASX0100735 10/10 SR10-1208

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2009 and August 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $258,935 in 2009 and $225,725 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $975 in 2009 and $58,400 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2009 and $26,750 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.		AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.		SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.		DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.		PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.		PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.		SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.		CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	October 27, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	October 27, 2010

By:	/s/ Kaprel Ozsolak

Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date:	October 27, 2010